UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 13, 2006

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
----------------------------	----------------	-------------
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(IRS EMPLOYER
OF INCORPORATION OR	NUMBER)	IDENTIFICATION NUMBER)
ORGANIZATION)

1030 NORTH ORANGE AVENUE, SUITE 105 ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT'S WEBSITE ADDRESS)

ITEM 1.01

Entry Into Material Definitive Contract

On October 13, 2006, PainCare Holdings, Inc. and its subsidiaries entered into a Letter Agreement with HBK Investments L.P. (the "Agent"), HBK Master Fund L.P., ("HBK-MF") and Del Mar Master Fund Ltd. ("Del Mar," and together with HBK-MF the "Lenders") pursuant to which the Agent and the Lenders agreed to extend from October 15, 2006 until November 15, 2006, the Company's obligation, as set forth in that certain Letter Agreement between the Company, the Agent and the Lenders, dated August 9, 2006, to cause the financial covenants in Section 7.18 of the Loan Agreement between the parties, dated May 11, 2005 (as amended), to be amended in a manner satisfactory to the Agent and the Lenders in their sole and absolute discretion.

A copy of the Letter Agreement is attached hereto as an exhibit.

ITEM 9.01

Financial Statements and Exhibits

(d)	Exhibits.

99.1 Letter Agreement dated October 13, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated October 13, 2006	PAINCARE HOLDINGS, INC.

	By:	/S/ RANDY LUBINSKY
Randy Lubinsky
Chief Executive Officer and Director